                           Chase Mid-Cap Growth Fund

                                                               November 6, 2003

Dear Fellow Shareholders:

[PHOTO]

Derwood S. Chase, Jr.




     As I write this annual review, 72 shareholders have $5.5 million invested in our Chase Mid-Cap Growth Fund (NASDAQ: CHAMX), up from $1 million last year at this time. We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my May 14th letter.

     For the six months ended September 30, 2003 our fund had a before and after tax total return of +9.56% compared with +18.45% for the Standard & Poor's 500 Composite Stock Price Index, +25.40% for the S&P MidCap 400 MidCap Index, and +24.03% for the Lipper Mid-Cap Growth Funds Index. For your perspective, the Merrill Lynch Stable Growth Index was +6.09%. In the quarter ended 9/30, we made changes that place more emphasis on faster growing companies, which as we look toward 2004 earnings still have reasonable price earnings to growth ratios. Those changes are currently enabling your fund to participate more in market rises while still maintaining high quality and good defensive characteristics. For instance, during October the above mentioned indexes had total returns of +5.66%, +7.56%, +7.84%, and +2.00%, respectively while CHAMX had a total return of +10.41%. For the twelve months ended September 30, 2003 our fund had a before and after tax total return of 5.80%.

     Market performance during this six month period, as well as the twelve months, was driven primarily by a sharp rebound in technology and other low quality, severely depressed stocks which had very poor performance for many quarters prior to the end of last year. Because few of these stocks get through our quality and "consistent growth at a reasonable price" screens, we usually underperform in such periods. During the recent market recovery, the lowest quality stocks that had declined the most recovered the most. For instance, for the six months ended September 30th, the speculative "B or worse" rated stocks in Merrill Lynch's 1600 Universe rose +39.1%.

     On September 30, 2003 the fund had 72.3% of its assets invested in 42 stocks, which on average were rated B++ by the Value line. They ranged in market capitalization from $18 billion (SLM Corp.) to $200 million (Meridian Resources) for a weighted average cap of $5.9 billion. The balance of the assets was in cash equivalents as the fund continues to look for attractively-priced securities. For the six months ended September 30th, our five best performing stocks were Countrywide Financial Corp. +29.37%, Tractor Supply Co. +28.86%, Staples, Inc. +25.62%, Hovnanian Enterprises +24.54%, Teva Pharmaceutical +24.06%.

     Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Mid-Cap Growth Fund (CHAMX) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our fund's stocks to the Russell MidCap Growth Index (the Russell). CHAMX stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 29% vs. 16% for the Russell. They are significantly more profitable with a Return on Equity of 22% vs. 16%, and have stronger balance sheets with Debt to Total Capital of only 20% vs. 38%. Even with earnings growth rates almost twice as great, they only sell at an 11% higher/price earnings multiple than the Russell (23.5X vs. 20.2X) based on 2004 estimated earnings. Relative to their earnings growth and earnings reinvestment rates we believe CHAMX stocks offer substantially better value. Our stocks are selling at only 0.78 times their five year historical growth rates compared to
1.25 times for the Russell and 1.17 times their projected reinvestment rates compared to 1.37 times for the Russell.

     The best long-term road map we have for the stock market is shown on the accompanying Long Term Cycle Chart. Growth Fund Guide has combined the Four Year Presidential Cycle with the Ten Year Cycle. It suggests that we should have an important low this year from which a sustainable recovery could occur. The March 2003 (Dow 7,524 on 3/11/03) test of the October 2002 lows in the major equity indices proved successful. Since 1914, the average rise from the 22 mid-term election year lows (Dow 7,286 on 10/2/02) to the next year highs averaged 50% which if repeated this year would mean almost 11,000 on the Dow. In the last 13 pre-presidential election years, October has been the worst performing month (see Cycle insert). By contrast the substantial October rise this year would seem to bode well at least for the short term. We believe any near term correction will be moderate as the market and economy continue to respond to monetary and fiscal stimulus.

     We recognize that equity valuations are still high. On September 30th, Ned Davis Research estimated total common stock market capitalization stood at 103.6% of nominal GDP. While that is down 40% from its March 2000 mania peak of 171.5%, it is still very high compared to ratios of 86.5% and 79.2% at the 1929 and 1973 peaks. According to the Leuthold Group, the S&P 500 was selling at 20.8x normalized (five year average adjusted) earnings on 9/30/03. The historical median P/E from 1957 to date was 17.8x. For the S&P 500 to move back to its historical median P/E, it would have to fall 14% from current levels. However, mid-cap stocks and some of the smaller large cap stocks are selling near their normalized historical P/Es which is why we started our Chase Mid-Cap Growth Fund (CHAMX) last year.

     Usually  it  pays  to  be  cautious  when  the   investment   community  is
predominantly bullish. On October 31st Investor's Intelligence survey of 90 advisory services indicated Bullish advisory services were at 56.3%, while Bears were only 21.4%. Investor psychology has improved dramatically. October's net inflow to U.S. focus equity mutual funds was the eighth consecutive month of positive net cash flow. By October 29th YTD net inflow of $104 billion was vastly improved from 2002's YTD $24 billion net outflow, and well ahead of 2001 YTD $34 billion. The economic recovery is improving and the substantial increase in productivity bodes well for higher profits, but the prices of many stocks already anticipate that improvement. This has been a largely liquidity driven market with abnormally high P/E multiples despite the basic problems of excess debt, excess worldwide capacity (74.7% U.S. September capacity utilization is close to a 20 year low), severe price competition, huge government deficits, and large trade imbalances.

     Our well-defined investment process that seeks attractive, good quality, growth stocks trading at reasonable prices and involves significant fundamental and technical parameters has performed well over the longer term. In this volatile, liquidity driven, Buy and Sell market, as opposed to a Buy and Hold one, we are striving to strike an effective balance between the fund's investment objective of capital appreciation and the importance to shareholders of capital preservation. Going forward we believe the market will be more earnings driven with high-quality stocks that have good earnings increases performing relatively better.

     Chase Investment Counsel Corp. now manages over $2 billion for clients in 32 states. The Chase Growth Fund (CHASX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team and senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. We remain tax sensitive. There will be no taxable capital gains distributions this year and we have accumulated capital losses to help offset any capital gains that are realized next year.

     As many of you are aware a number of the large mutual fund organizations have been criticized and sanctioned for shameful abuses that allow traders and even insiders to take advantage of shareholders with after-hours transactions. Rest assured that our Chase funds have not permitted such trading.

     As the largest individual shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. If you wish to visit us here in the heart of historical Virginia and meet the investment professionals, our next client meeting for CHASX/CHAMX investors will be held at Farmington Country Club in Charlottesville on April 21, 2004. Just let us know and we will send you an invitation. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the Chase Mid Cap Growth Fund 10 largest holdings as of September 30, 2003.

                                TOP 10 HOLDINGS

       1. International Game Technology  6. Varian Medical Systems Inc
       2. Dentsply International Inc.    7. Teva Pharmaceutical Inds ADR
       3. Family Dollar Stores Inc.      8. Omnicare Inc.
       4. AdvancePCS                     9. Tractor Supply Co.
       5. Apollo Group Inc              10. JetBlue Airways Corp.

                                    Derwood S. Chase, Jr., President
                                    Chase Investment Counsel Corporation

     Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

          CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP GROWTH

                                    [CHART]

     Chase Mid-Cap        Russell Mid
   Growth Fund Stocks      Cap Growth
   ------------------     -----------
        29%                   16%
        22%                   16%
        19%                   15%
        20%                   38%
        5.9                   5.3
        0.93                  1.20
        22.5                  20.2



     Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

                            FUNDAMENTALS AND RATIOS

                                    [CHART]



                               P/E to Five-Year        P/E to Projected
                              Historical Growth       Reinvestment Rate
                             ------------------      ------------------
Chase Mid-Cap Growth Fund           0.78                   1.17
Russell MidCap Growth               1.25                   1.37
S&P 500                             2.53                   3.38

   Growth Fund Guide's Predictive Chart combines the
   Four Year Presidential Cycle and the Ten Year Cycle.

                                    [CHART]

                                 No Plot Points

Source:GROWTH FUND GUIDE, January 2003 (VOL. 35, NO 7)
     Growth Fund Research Building
     P.O. Box 6500
     Rapid City, SD 57708

                                    [CHART]

                 Comparison of $10,000 Investment in
Chase Mid-Cap Growth Fund vs. Russell Mid-Cap Growth Index From 9/1/02*

                                  09/01/2002    09/30/2002   09/30/2003
                                  ----------    ----------   ----------
Chase Mid-Cap Growth Fund          $10,000        $9,779     $10,346
Russell Mid-Cap Growth Index        10,000         9,205      12,786

                 Comparison of $10,000 Investment in
Chase Mid-Cap Growth Fund vs. Russell Mid-Cap Growth Index From 9/1/02*
       [Includes deduction of maximum applicable sales charges; note there were no sales charges imposed during the year ended 9/30/03.]

                                  09/01/2002    09/30/2002   09/30/2003
                                  ----------    ----------   ----------
Chase Mid-Cap Growth Fund          $10,000        $8,687     $ 9,191
Russell Mid-Cap Growth Index        10,000         9,205      12,786



              Total Return For Period Ended September 30, 2003**

                                           Total return --      Total return -- since
                                              one year           inception 9/01/02*

          Class A, without load                 5.80%                   3.20%

          Class A, with load                 -0.29%/(A)/             -7.50%/(A)/

          /(A)/ Includes maximum sales charge of 5.75%. Note there were no sales charges imposed during the year ended September 30, 2003.

          * On September 1, 2002, Chase Investment Counsel Corporation became the
            Investment Advisor to the Fund and the Fund's investment strategy changed.
            Previous periods during which the Fund was advised by other investment advisors are not shown in the graph or reflected in the return calculation.

          ** The total return shown does not reflect the deduction of taxes that a shareho would pay on Fund distributions or redemption of Fund shares.

     The Russell Midcap Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

     (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                           CHASE MID-CAP GROWTH FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              September 30, 2003

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   COMMON STOCKS:                    72.32%

                   AIRLINES:                          3.32%
           1,350   JetBlue Airways Corp*                    $    82,579
             970   Ryanair Holdings PLC SP ADR*                  39,285
                                                            -----------
                                                                121,864
                                                            -----------

                   BUILDING:                          1.88%
             570   Hovanian Enterprise Inc.*                     36,691
             440   Ryland Group Inc.                             32,168
                                                            -----------
                                                                 68,859
                                                            -----------

                   COMPUTER SOFTWARE & SERVICES:      3.63%
           1,710   Cognizant Technology Solutions*               62,364
           1,200   Fair Isaac Corp.                              70,752
                                                            -----------
                                                                133,116
                                                            -----------

                   DENTAL SUPPLIES:                   3.42%
           2,800   Dentsply Intl Inc. New                       125,552
                                                            -----------

                   DRUGS--GENERIC:                    3.49%
           1,125   American Pharmaceutical Partners*             35,268
           1,620   Teva Pharmaceutical Inds Ltd ADR              92,583
                                                            -----------
                                                                127,851
                                                            -----------

                   ENERGY/OIL/GAS/COAL:               3.07%
           1,050   Imperial Oil Ltd.                             39,071
          13,330   Meridian Resource Corp.*                      57,452
             860   Suncor Energy Inc.                            15,953
                                                            -----------
                                                                112,476
                                                            -----------

                   FINANCE/BANKS:                     4.22%
             870   Golden West Financial Corp.                   77,874
           2,443   New York Community Bancorp Inc.               76,979
                                                            -----------
                                                                154,853
                                                            -----------

           Number                                           Market
           of Shares Security Description                   Value
           --------- --------------------                 -----------

                     FINANCE SERVICES--DIVERSIFIED: 2.84%
             1,210   Ambac Financial Group Inc.           $    77,440
               690   SLM Corp.                                 26,882
                                                          -----------
                                                              104,322
                                                          -----------

                     FINANCE SERVICES--MORTGAGE
                     RELATED:                       1.34%
               630   Countrywide Financial Corp.               49,316
                                                          -----------

                     FOOTWEAR:                      0.90%
               920   K-Swiss Inc.                              33,111
                                                          -----------

                     GAMING AND LODGING:            5.96%
             1,820   GTECH Holdings Corp.                      77,987
             5,000   International Game Technology            140,750
                                                          -----------
                                                              218,737
                                                          -----------

                     HEALTH CARE BENEFITS:          2.82%
             2,270   AdvancePCS*                              103,444
                                                          -----------

                     HEALTH CARE SERVICES:          3.39%
             2,480   Omnicare Inc.                             89,429
               740   Stericycle Inc.*                          34,906
                                                          -----------
                                                              124,335
                                                          -----------

                     INFORMATION SERVICES:          1.81%
             1,500   Factset Research Systems Inc.             66,525
                                                          -----------

                     MACHINERY                      1.03%
               700   Donaldson Company                         37,730
                                                          -----------

                     MEDICAL SUPPLIES & EQUIPMENT:  3.92%
             1,640   Varian Medical Systems*                   94,267
               900   Zimmer Holdings Inc.*                     49,590
                                                          -----------
                                                              143,857
                                                          -----------

                     PERSONAL CARE:                 1.41%
               800   Avon Products*                            51,648
                                                          -----------

                     RESTAURANTS:                   1.29%
             1,500   Applebees                                 47,220
                                                          -----------

          Number                                             Market
          of Shares Security Description                     Value
          --------- --------------------                   ----------

                    RETAIL--APPAREL:                 5.22%
            2,300   Chico's FAS Inc.*                      $   70,472
            1,500   Coach Inc.*                                81,900
            1,500   Urban Outfitters Inc.*                     39,090
                                                           ----------
                                                              191,462
                                                           ----------

                    RETAIL--DISCOUNT:                4.11%
            2,640   Family Dollar Stores                      105,310
            1,400   Ninety-Nine Cents Only*                    45,276
                                                           ----------
                                                              150,586
                                                           ----------

                    RETAIL--SPECIALTY:               7.66%
            1,190   Bed Bath & Beyond*                         45,434
            1,100   Carmax Inc.*                               35,926
            1,100   Guitar Center Management Inc.*             35,376
            3,430   Staples Inc.*                              81,463
            2,520   Tractor Supply Co.*                        82,681
                                                           ----------
                                                              280,880
                                                           ----------

                    SERVICE COMPANIES:               4.60%
            1,500   Apollo Group Inc.*                         99,045
            1,540   Career Education Corp.*                    69,762
                                                           ----------
                                                              168,807
                                                           ----------

                    UTILITIES ELECTRIC/GAS:          0.99%
            1,000   Energen Corp.                              36,180
                                                           ----------

                    TOTAL INVESTMENTS:
                    (Cost: $2,413,418)**            72.32%  2,652,731
                    Other assets, net               27.68%  1,015,301
                                                   ------  ----------

                    NET ASSETS                     100.00% $3,668,032
                                                   ======  ==========

* Non-income producing
**Cost for Federal income tax purpose is $2,413,418 and net unrealized appreciation consists of:

                    Gross unrealized appreciation $262,950
                    Gross unrealized depreciation  (23,637)
                                                  --------
                    Net unrealized appreciation   $239,313
                                                  ========

See Notes to Financial Statements

CHASE MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $2,413,418 (Notes 1 & 3))                 $2,652,731
 Cash                                                                                1,006,792

 Receivables:
   Dividend receivable                                                      $ 1,004
   Capital stock sold                                                        20,000
   Securities sold                                                           60,992
   Due from investment advisor (Note 2)                                       2,642
                                                                            -------
                                                                                        84,638
 Prepaid expenses                                                                        2,469
                                                                                    ----------
     TOTAL ASSETS                                                                    3,746,630
                                                                                    ----------

LIABILITIES
 Accrued expenses                                                                        4,369
 Securities purchased                                                                   74,229
                                                                                    ----------
                                                                                        78,598
                                                                                    ----------

NET ASSETS                                                                          $3,668,032
                                                                                    ==========
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($3,668,032 / 177,881 shares outstanding) (Note 2)                               $    20.62
                                                                                    ==========
 MAXIMUM OFFERING PRICE PER SHARE ($20.62 x 100 / 94.25)                            $    21.88
                                                                                    ==========
 At September 30, 2003 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
 Paid in capital                                                                    $3,541,894
 Accumulated net realized loss on investments                                         (113,175)
 Net unrealized appreciation of investments                                            239,313
                                                                                    ----------
 Net Assets                                                                         $3,668,032
                                                                                    ==========

See Notes to Financial Statements

CHASE MID CAP GROWTH FUND
STATEMENT OF OPERATIONS

Year Ended September 30, 2003
--------------------------------------------------------------------------------

   INVESTMENT INCOME
    Interest                                               $ 6,813
    Dividend                                                 2,534
                                                           -------
      Total income                                                 $   9,347
                                                                   ---------

   EXPENSES
    Investment advisory fees (Note 2)                       15,681
    Custody and accounting fees                             21,376
    Recordkeeping and administrative services (Note 2)      15,000
    Registration fees                                        3,767
    Transfer agent fees (Note 2)                            16,763
    Shareholder servicing and reports (Note 2)              10,912
    Legal and audit fees                                    19,294
    Directors' fees                                          7,200
    Miscellaneous                                            3,976
                                                           -------
      Total expenses                                                 113,969
    Management fee waiver and reimbursed expenses (Note 2)           (90,761)
                                                                   ---------
    Net expenses                                                      23,208
                                                                   ---------
    Net investment loss                                              (13,861)
                                                                   ---------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                (113,175)
    Net increase in unrealized appreciation on investments           251,083
                                                                   ---------
    Net gain on investments                                          137,908
                                                                   ---------
    Net increase in net assets resulting from operations           $ 124,047
                                                                   =========

See Notes to Financial Statements

CHASE MID-CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          Year ended        Period ended        Period ended
                                      September 30, 2003 September 30, 2002* November 30, 2001^
                                      ------------------ ------------------- ------------------
OPERATIONS
 Net investment loss                      $  (13,861)         $   (418)           $ (2,854)
 Net realized gain (loss) on
   investments                              (113,175)               --              58,096
 Change in unrealized appreciation/
   depreciation of investments               251,083           (11,770)                 --
                                          ----------          --------            --------
 Net increase (decrease) in net
   assets resulting from operations          124,047           (12,188)             55,242

DISTRIBUTION TO
  SHAREHOLDERS FROM
 Capital gains ($--, $6.75 and $--
   per share, respectively)                       --           (55,242)                 --

CAPITAL SHARE
  TRANSACTIONS
 Net increase in net assets resulting
   from capital share transactions**       3,016,914           373,932             165,327
                                          ----------          --------            --------
 Net increase in net assets                3,140,961           306,502             220,569
 Net assets at beginning of period           527,071           220,569                  --
                                          ----------          --------            --------

NET ASSETS at the end of the
  period                                  $3,668,032          $527,071            $220,569
                                          ==========          ========            ========

**A summary of capital share transactions follows:

                        Year ended         Period ended        Period ended
                    September 30, 2003  September 30, 2002* November 30, 2001^
                   -------------------  -----------------   ------------------
                    Shares     Value    Shares     Value     Shares    Value
                   -------  ----------  ------   ---------  -------  ---------
 Shares sold       151,081  $3,021,914  25,409   $ 506,150   18,554  $ 479,950
 Shares reinvested      --          --   2,733      55,242       --         --
 Shares redeemed      (248)     (5,000) (9,276)   (187,460) (10,372)  (314,623)
                   -------  ----------  ------   ---------  -------  ---------
 Net increase      150,833  $3,016,914  18,866   $ 373,932    8,182  $ 165,327
                   =======  ==========  ======   =========  =======  =========

* The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.
^ Commencement of operation was January 1, 2001. On September 1, 2002, Chase
  Investment Counsel Corp. became the Investment Advisor to the Fund and the Fund changed its name to the Chase Mid-Cap Growth Fund.

See Notes to Financial Statements

CHASE MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                         Year ended        Period ended        Period ended
                                     September 30, 2003 September 30, 2002* November 30, 2001^
                                     ------------------ ------------------- ------------------
Per Share Operating Performance
Net asset value, beginning of period      $ 19.49             $26.96             $ 20.00
                                          -------             ------             -------
Income from investment operations-
 Net investment loss                        (0.08)             (0.02)              (0.35)
 Net realized and unrealized gain
   (loss) on investments                     1.21              (0.70)               7.31
                                          -------             ------             -------
 Total from investment operations            1.13              (0.72)               6.96
                                          -------             ------             -------
Less distributions from net realized
  gains on investments                         --              (6.75)                 --
                                          -------             ------             -------
Net asset value, end of period            $ 20.62             $19.49             $ 26.96
                                          =======             ======             =======
Total Return                                 5.80%             (3.56%)             34.79%
                                          =======             ======             =======

Ratios/Supplemental Data
 Net assets, end of period (000's)        $ 3,668             $  527             $   221
Ratio to average net assets /(A)/
 Expenses, net                               1.48%              1.48%**             2.00%**
 Net investment loss                        (0.88%)            (0.69%)**           (1.25%)**
Portfolio turnover rate                    129.00%              0.00%             683.55%

* The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.
**Annualized
^ Commencement of operation was January 1, 2001. On September 1, 2002, Chase
  Investment Counsel Corp. became the Investment Advisor to the Fund and the Fund changed its name to the Chase Mid-Cap Growth Fund.

/(A)/ Expense reimbursements and fee waivers reduced the expense ratio and increased net investment income ratio by 5.79% for the year ended September 30, 2003, 67.15% for the period ended September 30, 2002 and by 16.49% for the period ended November 30, 2001.

See Notes to Financial Statements

CHASE MID CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2003
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Chase Mid Cap Growth Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in January 2001 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock. Effective September 1, 2002, the Fund changed its name from the Newby Fund to the Chase Mid-Cap Growth Fund and changed its investment strategy to focus on investments in mid-cap securities.

     The objective of the Fund is capital appreciation. Under normal conditions, the Fund will invest at least 80% of its net assets in a portfolio in the equity securities of U.S. companies that have a mid-size market capitalization ("mid-cap securities"). The adviser generally considers a mid-cap security to be one that has a market capitalization of between $1 billion and $15 billion.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of September 30, 2003, the Fund has a post-October capital loss deferral of $113,175 which will be recognized in the following tax year.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.

     E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Chase Investment Counsel Corporation (CICC), provides investment services for an annual fee of 1% of average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund through September 5, 2005 for expenses in order to limit the operating expenses to no more than 1.48% of average net assets. For the year ended September 30, 2003, CICC waived fees of $15,681 and reimbursed expenses of $71,085. As of September 30, 2003, the Fund was due $2,642 from the Advisor, which was paid in November, 2003.

     CICC will be entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by CICC is the sum of all fees previously waived or remitted by CICC to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to CICC with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of September 30, 2003 was $90,890.

     The Fund has also adopted a shareholder servicing plan that provides that the Fund will compensate the Distributor with a servicing fee at the rate of ..25% per annum of the average daily net assets of the Fund for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended September 30, 2003, there were $3,995 of servicing fees incurred, which were waived by the Distributor.

     First Dominion Capital Corp. (FDCC) acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. There were no underwriting fees received by FDCC in connection with the distribution of the Fund's shares for the year ended September 30, 2003. The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all the Fund's shareholders. For this reason a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 60 days of purchase is assessed. Fund shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended September 30, 2003, there were no CDSC's for Fund shares redeemed.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$21,917 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $50 million average daily net assets of the Fund; and 0.15% on average daily net assets in excess of $50 million, with a minimum annual fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $16,763 for its services for the year ended September 30, 2003.

     Certain officers and/or directors of the Fund are also officers and/or directors of CICC, FDCC, CSS, and FSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended September 30, 2003 aggregated $3,794,557 and $1,545,131, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

     The tax character of distributions paid during the year ended September 30, 2003 and the period ended September 30, 2002 was as follows:

                                      Year ended        Period ended
                                  September 30, 2003 September 30, 2002
                                  ------------------ ------------------
         Distributions paid from:
          Ordinary income                $--              $55,242
                                         ===              =======

     As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                   Accumulated net realized losses $(113,175)
                   Unrealized appreciation           239,313
                                                   ---------
                                                   $ 126,138
                                                   =========

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2003, the Fund increased undistributed net investment income by $13,861 and decreased paid in capital by $13,861.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the Chase Mid-Cap Growth Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of September 30, 2003, the related statement of operations for the year then ended, the statement of changes for the year then ended, for the period December 1, 2001 to September 30, 2002 and for the period January 1, 2001 to November 30, 2001, and the financial highlights for the year ended September 30, 2003, for the period December 1, 2001 to September 30, 2002, and for the period January 1, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chase Mid-Cap Growth Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the periods December 1, 2001 to September 30, 2002 and January 1, 2001 to November 30, 2001 and the financial highlights for the year ended September 30, 2003, for the period December 1, 2001 to September 30, 2002 and for the period January 1, 2001 to November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
November 14, 2003

SUPPLEMENTAL INFORMATION (Unaudited)

The World Funds, Inc.
(the "Company")

     Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525. A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge upon request by calling (800) 527-9525.

Name, Address and   Position(s) Held Number of Principal Occupation(s)               Other
Year Born           with Company     Funds in  During the Past 5 Years               Directorships by
                    and Tenure       Company                                         Directors and
                                     Overseen                                        Number of Funds
                                                                                     in the Complex
                                                                                     Overseen
-------------------------------------------------------------------------------------------------------
Interested Directors:
-------------------------------------------------------------------------------------------------------
*John Pasco, III(1) Chairman,            8     Mr. Pasco is Treasurer and a Director Vontobel Funds,
1500 Forest Avenue  Director and               of Commonwealth Shareholder           Inc. - 1 Fund; The
Suite 223           Treasurer since            Services, Inc. ("CSS"), the           World
Richmond, VA 23229  May, 1997                  Company's Administrator, since        Insurance Trust -
(1945)                                         1985; President and Director of First 1 Fund
                                               Dominion Capital Corp. ("FDCC"),
                                               the Company's underwriter; Director
                                               and shareholder of Fund Services,
                                               Inc., the Company's Transfer and
                                               Disbursing Agent since 1987;
                                               President and Treasurer of
                                               Commonwealth Capital Management,
                                               Inc. since 1983 which also owns an
                                               interest in the investment adviser to
                                               the Fund; President of
                                               Commonwealth Capital Management,
                                               LLC, the to the GenomicsFund series
                                               of the Company, since December,
                                               2000; Shareholder of Commonwealth
                                               Fund Accounting, Inc., which
                                               provides bookkeeping services to the
                                               Company; Chairman, Director and
                                               Treasurer of Vontobel Funds, Inc., a
                                               registered investment company, since
                                               March, 1997; Chairman, Trustee and
                                               Treasurer of The World Insurance
                                               Trust, a registered investment
                                               company, since May, 2002. Mr.
                                               Pasco is also a certified public
                                               accountant.
-------------------------------------------------------------------------------------------------------

Name, Address and       Position(s) Held Number of Principal Occupation(s)               Other
Year Born               with Company     Funds in  During the Past 5 Years               Directorships by
                        and Tenure       Company                                         Directors and
                                         Overseen                                        Number of Funds
                                                                                         in the Complex
                                                                                         Overseen
-----------------------------------------------------------------------------------------------------------
Non-Interested Directors:
-----------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.         Director since      8     Mr. Boyd is Manager of the Customer   Vontobel Funds,
10808 Hob Nail Court     May, 1997                 Services Operations and Accounting    Inc. - 1 Fund; The
Potomac, MD 20854                                  Division of the Potomac Electric      World Insurance
(1940)                                             Power Company since August, 1978;     Trust - 1 Fund;
                                                   Director of Vontobel Funds, Inc., a   Satuit Capital
                                                   registered investment company, since  Management
                                                   March, 1997; a Trustee of The World   Trust - 1 Fund
                                                   Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002; and a Trustee of Satuit Capital
                                                   Management Trust, a registered
                                                   investment company, since October,
                                                   2002; and a Trustee of Janus Advisor
                                                   Trust, a registered investment
                                                   company, since August, 2003. Mr.
                                                   Boyd is also a certified public
                                                   accountant.
-----------------------------------------------------------------------------------------------------------
William E. Poist         Director since      8     Mr. Poist is a financial and tax      Vontobel Funds,
5272 River Road          May, 1997                 consultant through his firm           Inc. - 1 Fund; The
Bethesda, MD 20816                                 Management Consulting for             World
(1939)                                             Professionals since 1968; Director of Insurance Trust -
                                                   Vontobel Funds, Inc., a registered    1 Fund
                                                   investment company, since March,
                                                   1997; and a Trustee of The World
                                                   Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002. Mr. Poist is also a certified
                                                   public accountant.
-----------------------------------------------------------------------------------------------------------
Paul M. Dickinson        Director since      8     Mr. Dickinson is President of Alfred  Vontobel Funds,
8704 Berwickshire Drive  May, 1997                 J. Dickinson, Inc. Realtors since     Inc. - 1 Fund; The
Richmond, VA 23229                                 April, 1971; Director of Vontobel     World Insurance
(1947)                                             Funds, Inc., a registered investment  Trust - 1 Fund
                                                   company, since March, 1997; and a
                                                   Trustee of The World Insurance
                                                   Trust, a registered investment
                                                   company, since May, 2002.
-----------------------------------------------------------------------------------------------------------

Name, Address and        Position(s) Held Number of Principal Occupation(s)                 Other
Year Born                with Company     Funds in  During the Past 5 Years                 Directorships by
                         and Tenure       Company                                           Directors and
                                          Overseen                                          Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------
F. Byron Parker, Jr.     Secretary since     N/A    Mr. Parker is Secretary of CSS and            N/A
1500 Forest Avenue       May, 1997                  FDCC since 1986; Secretary of
Suite 222                                           Vontobel Funds, Inc., a registered
Richmond, VA 23229                                  investment company, since March,
(1943)                                              1997; Secretary of The World
                                                    Insurance Trust, a registered
                                                    investment company, since May,
                                                    2002; and partner in the law firm
                                                    Parker and McMakin.
------------------------------------------------------------------------------------------------------------
* Jane H. Williams       Vice President      N/A    Ms. Williams is President of Sand             N/A
245 Lytton Avenue        of the Company             Hill Advisors, Inc., a registered
Suite 250                and President of           investment adviser, since August,
Palo Alto, CA 94301-1465 the Sand Hill              2000 and was the Executive Vice
(1948)                   Portfolio                  President of Sand Hill Advisors, since
                         Manager Fund               1982.
                         series since
                         May, 1997.
------------------------------------------------------------------------------------------------------------
* Leland H. Faust        President of the    N/A    Mr. Faust is President of CSI Capital         N/A
One Montgomery Street    CSI Equity Fund            Management, Inc., a registered
Suite 2525               series and the             investment adviser, since 1978. Mr.
San Francisco, CA 94104  CSI Fixed                  Faust is also a partner in the law firm
(1946)                   Income Fund                Taylor & Faust since September,
                         series since               1975.
                         October, 1997.
------------------------------------------------------------------------------------------------------------
* Stephen Goddard        Vice President      N/A    Mr. Goddard has been the President            N/A
One James Center         of the Company             and principal shareholder of The
Suite 1501               and President of           London Company, a registered
Richmond, VA 23219       the New Market             investment adviser, since its inception
(1961)                   Fund series                and has been the portfolio manager of
                         since March,               the New Market Fund series since its
                         2003                       inception on October 1, 1998. Mr.
                                                    Goddard is also a manager and
                                                    shareholder of Virginia Management
                                                    Investment Corporation, a registered
                                                    investment adviser. Mr. Goddard has
                                                    fifteen years experience in senior
                                                    portfolio management, security
                                                    analysis and finance.
------------------------------------------------------------------------------------------------------------

Name, Address and           Position(s) Held Number of Principal Occupation(s)          Other
Year Born                   with Company     Funds in  During the Past 5 Years          Directorships by
                            and Tenure       Company                                    Directors and
                                             Overseen                                   Number of Funds
                                                                                        in the Complex
                                                                                        Overseen
--------------------------------------------------------------------------------------------------------
Officers (continued):
--------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.       Vice President      N/A    Mr. Connor is President of Third
1185 Avenue of the Americas of the Company             Millennium Investment
32nd Floor                  and President of           Advisors, LLC, a registered
New York, NY 10036          the Third                  investment adviser, since April,
(1941)                      Millennium                 1998; and Chairman of
                            Russia Fund                ROSGAL Insurance since 1993.
                            series since               Member, Board of Directors,
                            October, 1998.             Teton Petroleum Company since
                                                       April, 2003
--------------------------------------------------------------------------------------------------------
* Robert J. Sullivan        Vice President      N/A    Chairman of the Board, President       N/A
2608 Goldbug Avenue         of the Company             and Treasurer of Satuit Capital
Sullivans Island, SC 29482  and President of           Management Trust, an open-end
(1961)                      the                        investment management
                            GenomicsFund               company, since December, 2000;
                            series since               Managing Director and
                            January, 2003              Investment Officer of Satuit
                                                       Capital Management, LLC, a
                                                       registered investment Adviser,
                                                       from June, 2000 to Present;
                                                       Portfolio Manager and Senior
                                                       Equity Analyst at Cadence
                                                       Capital Management from 1997
                                                       to 2000, an institutional asset
                                                       management firm.
--------------------------------------------------------------------------------------------------------
* Derwood S. Chase, Jr.     President of the    N/A    Mr. Chase is President of Chase        N/A
300 Preston Avenue          Chase Mid-Cap              Investment Counsel Corporation,
Suite 403                   Growth Fund                a registered investment adviser,
Charlottesville, VA 22902   since September,           and its predecessor, since 1957.
(1931)                      2002.
--------------------------------------------------------------------------------------------------------
* E. Ronald Lara            Vice President      N/A    Mr. Lara is the Executive Vice         N/A
8000 Towers Crescent Drive  of the Company             President of the Lara Group,
Suite 660                   and President of           Ltd., a registered investment
Vienna, VA 22182-2700       the Lara U.S.              adviser, since January, 1991.
(1943)                      Treasury Fund
                            series since
                            March, 2003.
--------------------------------------------------------------------------------------------------------

     (1)Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

     * Affiliated with a manager or investment adviser to a fund of the Company.

     Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

                              Investment Advisor
                     Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                     Charlottesville, Virginia 22902-5091

                                  Distributor
                         First Dominion Capital Corp.
                         1500 Forest Avenue, Suite 223
                           Richmond, Virginia 23229

                                Transfer Agent
                              Fund Services, Inc.
                             Post Office Box 26305
                           Richmond, Virginia 23260
                           (800) 628-4077 Toll Free

                                   Custodian
                         Brown Brothers Harriman & Co.
                                40 Water Street
                               Boston, MA 02109

                             Independent Auditors
                            Tait, Weller and Baker
                        1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103

                                 Legal Counsel
                            Greenberg Traurig, LLP
                           2700 Two Commerce Square
                              2001 Market Street
                       Philadelphia, Pennsylvania 19103

     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.


                                  CHASE MID-
                                  CAP GROWTH
                                     FUND

                      (A series of the World Funds, Inc.)

                               Annual Report to
                                 Shareholders

                              For the Year Ended
                              September 30, 2003

                               -----------------

                     Chase Investment Counsel Corporation
                              300 Preston Avenue
                                   Suite 403
                     Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556



  -----------------------------------------------------------------------------